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                                                                   EXHIBIT T3-B8

                                   BY-LAWS OF

                       MCG PCS LICENSEE CORPORATION, INC.

                             A DELAWARE CORPORATION

                                    ADOPTED:

                                 AUGUST 30, 2000

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                               TABLE OF CONTENTS

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ARTICLE I. OFFICES......................................................................................       1

               Section 1.      Office...................................................................       1
               Section 2.      Registered Office........................................................       1
               Section 3.      Additional Offices.......................................................       1

ARTICLE II. MEETINGS OF STOCKHOLDERS....................................................................       1

               Section 1.      Time and Place...........................................................       1
               Section 2.      Annual Meeting...........................................................       1
               Section 3.      Special Meetings.........................................................       1
               Section 4.      Notice of Meetings.......................................................       2
               Section 5.      Closing of Transfer Books or Fixing of Record Date.......................       2
               Section 6.      Voting Lists.............................................................       2
               Section 7.      Presiding Officer........................................................       3
               Section 8.      Quorum; Adjournments.....................................................       3
               Section 9.      Voting...................................................................       3
               Section 10.     Voting of Shares by Certain Holders......................................       4
               Section 11.     Order of Business; Statement of Affairs..................................       5
               Section 12.     Action by Consent........................................................       5

ARTICLE III. BOARD OF DIRECTORS.........................................................................       5

               Section 1.      Numbers Election and Term of Office......................................       5
               Section 2.      Duties, Powers and Committees............................................       6
               Section 3.      Vacancies................................................................       6
               Section 4.      Resignation..............................................................       6
               Section 5.      Removal..................................................................       6
               Section 6.      Annual and Regular Meetings; Notice......................................       7
               Section 7.      Special Meetings; Notice.................................................       7
               Section 8.      Chairman of the Board....................................................       7
               Section 9.      Quorum; Adjournments.....................................................       8
               Section 10.     Action by Consent........................................................       8
               Section 11.     Compensation.............................................................       8
               Section 12.     Presumption of Assent....................................................       8
               Section 13.     Meetings by Telephone or Similar Communication...........................       8

ARTICLE IV. OFFICERS....................................................................................       9

               Section 1.      Designations.............................................................       9
               Section 2.      Election and Term........................................................       9
               Section 3.      Resignation..............................................................       9
               Section 4.      Removal..................................................................       9
               Section 5.      Vacancies................................................................      10
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               Section 6.      Compensation.............................................................      10
               Section 7.      President................................................................      10
               Section 8.      Vice-President...........................................................      10
               Section 9.      Secretary................................................................      11
               Section 10.     Assistant Secretary......................................................      11
               Section 11.     Treasurer................................................................      11
               Section 12.     Assistant Treasurers.....................................................      12
               Section 13.     Subordinate Officers and Agents..........................................      12
               Section 14.     Sureties and Bonds.......................................................      12

ARTICLE V. CONTRACTS, LOANS, CHECKS & DEPOSITS..........................................................      13

               Section 1.      Contracts................................................................      13
               Section 2.      Loans....................................................................      13
               Section 3.      Checks, Drafts, Etc......................................................      13
               Section 4.      Deposits.................................................................      13

ARTICLE VI. INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS................................      13

               Section 1.      Indemnification..........................................................      13
               Section 2.      Actions, Suits or Proceedings Other Than by or in the Right of
                               the Corporation..........................................................      13
               Section 3.      Action or Suits by or in the Right of the Corporation....................      14
               Section 4.      Indemnification for Costs, Charges  and Expenses of Successful Party.....      14
               Section 5.      Determination of Right to Indemnification................................      14
               Section 6.      Advance of Costs, Charges and Expenses...................................      14
               Section 7.      Procedure for Indemnification............................................      15
               Section 8.      Other Rights; Continuation of Right to Indemnification...................      15
               Section 9.      Savings Clause...........................................................      16

ARTICLE VII. AFFILIATED TRANSACTIONS  AND INTERESTED DIRECTORS .........................................      16

               Section 1.      General Rule.............................................................      16
               Section 2.      Quorum for Authorization.................................................      16

ARTICLE VIII. SHARES OF STOCK...........................................................................      16

               Section 1.      Power to Issue Stock and Convertible Securities..........................      16
               Section 2.      Preemptive Rights........................................................      16
               Section 3.      Forms, Signatures, Statements............................................      17
               Section 4.      Registration of Transfer.................................................      18
               Section 5.      Registered Stockholders..................................................      18
               Section 6.      Lost, Stolen or Destroyed Certificates...................................      18
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ARTICLE IX. NOTICES.....................................................................................      18

               Section 1.      Form Delivery............................................................      18
               Section 2.      Waiver...................................................................      19

ARTICLE X. GENERAL PROVISIONS...........................................................................      19

               Section 1.      Dividends................................................................      19
               Section 2.      Reserves.................................................................      19
               Section 3.      Fiscal Year..............................................................      19
               Section 4.      Execution of Instruments.................................................      19
               Section 5.      Corporate Seal...........................................................      19

ARTICLE XI. AMENDMENTS..................................................................................      19
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                                   BY-LAWS OF

                       MCG PCS LICENSEE CORPORATION, INC.

                             A DELAWARE CORPORATION

                               ARTICLE I. OFFICES

         SECTION 1. OFFICE The principal office of the Corporation shall be located at:

                           4915 Auburn Avenue Suite 200
                           Bethesda, Maryland 20814

         SECTION 2. REGISTERED OFFICE The registered office of the Corporation required by the Annotated Code of Delaware shall be located at 1209 Orange Street, Wilmington, Delaware (County of New Castle), may be but need not be identical with the principal office in the State of Delaware and the address of the registered office may be changed from time to time by the Board of Directors.

         SECTION 3. ADDITIONAL OFFICES The Corporation may also have offices at such other places, both within and without the State of Maryland, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                      ARTICLE II. MEETINGS OF STOCKHOLDERS

         SECTION 1. TIME AND PLACE Meetings of stockholders for any purpose may be held at such time and place, within or without the jurisdiction, as the Board of Directors may fix from time to time and as shall be stated in the notice of the meeting or in a duly executed waiver of such notice.

         SECTION 2. ANNUAL MEETING Annual meetings of stockholders shall be held on the first day of the month of September, if not a legal holiday, or, if a legal holiday, then on the next succeeding day not a legal holiday, at 10:00 a,
m. or at other such date and time as shall be designated by the Board of Directors and stated in the notice of the meeting. At such annual meeting, the stockholders shall elect a Board of Directors and transact other such business as may properly be brought before the meeting. The first annual meeting of the stockholders following the adaption of these By-Laws shall be held in the year.

         SECTION 3. SPECIAL MEETINGS Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be Directors, the President, or by the Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of the stockholders entitled to not less than 51 percent of all the votes entitled to be cast at such meeting. Such request by stockholders shall state the purpose or purposes of such meeting and the matters to be acted on thereat. If the request is made by stockholders, the President or Secretary shall inform such stockholders of the reasonably estimated cost or preparing and mailing such notice of the meeting, a required by these By--

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Laws, to all stockholders entitled to vote at such meeting. No special meeting need be called upon request of the stockholders entitled to cast less than a majority of all votes entitled to be cast at such meeting to consider any matter which is substantially the same as a matter voted upon at any special meeting of stockholders held during the preceding twelve (12) months.

         SECTION 4. NOTICE OF MEETINGS

                  (a) Except as otherwise provided by statute, written notice of each meeting of stockholders, whether annual or special, stating the purpose for which the meeting is called, and the time when and the place where it is to be held, shall be served personally or by mail, not less than ten (10) (unless a longer period is required by law) nor more than ninety (90) days prior to the meeting upon each stockholder of record entitles to vote at such meeting; provided, however, that notice of a stockholders' meeting to act on an amendment to the Articles of Incorporation, a plan of merger or share exchange, a proposed sale of all or substantially all of the assets, or the dissolution of the Corporation, shall not be given less than twenty-five (25) nor more than ninety
(90) days prior to the meeting date, If mailed, such notice shall be direct to each stockholder to his address as it appears on the stock record books of the Corporation, unless he has previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case it will be mailed to such designated address,

                  (b) Notice of any meeting need not be given to any person who may become a stockholder of record after the mailing of such notice and prior to the meeting, nor to any stockholder who attends such meeting in person or by proxy, nor by any stockholder who, in person or by attorney thereunto authorized, waives notice of any meeting in writing either before or after such meeting. Notice of any adjourned meeting of stockholders need not be given, unless otherwise required by statute,

         SECTION 5. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period of not more than twenty (20) days. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than ninety (90) days before the date of such meeting. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, the date on which notice of the meeting is mailed shall be the record date for such determination of stockholders or the thirtieth day before the meeting if later. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

         SECTION 6. VOTING LISTS At least ten (10) days before each meeting of stockholders, the officer or agent having charge of the stock transfer books or shares in the Corporation shall make a complete list of the stockholders entitled to vote at each meeting or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. Such list shall be kept on file at the registered office or principal place of business of the

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Corporation for at least ten (10) days prior to such meeting and shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the normal business hours for the 10-day period prior to, and during the whole time of the meeting.

         SECTION 7. PRESIDING OFFICER At all meetings of the stockholders, the President, or in his absence, the Chairman of the Board (if any), or in his absence, a Chairman chosen by the stockholders owning a majority of shares of stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy, shall preside. The Secretary of the Corporation shall act as Secretary of the meeting.

         SECTION 8. QUORUM; ADJOURNMENTS

                  (a) Except as otherwise provided herein, or by statute, or in the Articles of Incorporation, at all meetings of stockholders of the Corporation, the presence in person or by proxy of stockholders holding of record a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business.

                  (b) In the absence of a quorum at any meeting of the stockholders, the stockholders present in person or by proxy and entitled to vote thereat, or, if no stockholders entitled to vote are present in person or by proxy, any officer authorized to preside at or act as Secretary of such meeting, may adjourn the meeting from time to time for a period, not exceeding twenty (20) days at any one time, until a quorum shall be present. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called if a quorum had been present

                  (c) Even if a quorum shall be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time for good cause, without notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, until a date which is not mare than twenty (20) days after the original meeting. At such adjourned meeting, at which a quorum shall be present in person or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than twenty (20) days, or, if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 9. VOTING

                  (a) Except as otherwise provided by statute, or by the Articles of Incorporation, at each meeting of stockholders, each holder of record of stock of the Corporation entitled to vote thereat shall be entitled to one vote for each share of stock held by him and registered in his name on the books of the Corporation. At any meeting of stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy, except that no stockholder shall be entitled to vote in respect of any shares of capital stock if any installment payable thereon is overdue or unpaid.

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                  (b)      Except as otherwise provided by statute, or by the
Articles of Incorporation, the affirmative vote of those holding of record in the aggregate at least a majority of the issued and outstanding shares of stock present in person or by proxy and entitled to vote at a meeting of stockholders with respect to a question or matter brought before such meeting shall be necessary and sufficient to decide such question or matter for and on behalf of stockholders.

                  (c) Each stockholder entitled to vote may vote by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the stockholder himself, or by his attorney-in-fact thereunto duly authorized in writing. No proxy shall be valid after the expiration of eleven months from the date of its execution unless the person executing it shall have specified therein the length of time it is to continue in force.

         SECTION 10. VOTING OF SHARES BY CERTAIN HOLDERS

                  (a) Shares standing in the name of another Corporation may be voted by such officer, agent, or proxy as the By-Laws of such Corporation may prescribe, or in the absence of such provision, as the Board of Directors of such Corporation may determine.

                  (b) Shares held by an administrator, executor, guardian or conservator may be voted by him either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of the trustee may be voted by him, either in person or by proxy, but no' trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

                  (c) Shares standing in the name of receiver or a trustee in bankruptcy may be voted by such receiver or trustee in bankruptcy, and shares held by or under the control of a receiver or a trustee in bankruptcy may be voted by such receiver or trustee in bankruptcy without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver or trustee in bankruptcy was appointed.

                  (d) A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                  (e) Shares standing in the name of a partnership may be voted by and partner or partners having authority to bind the partnership in accordance with any applicable agreement or agreements among the partners of such partnership, provided that neither the Chairman of the meeting, the Secretary of the meeting, the Corporation, nor any of its officers or directors shall be required to see that the person or persons voting such shares do so in conformity with such agreement or agreements.

                  (f) Shares standing in the name of two or more persons as joint tenants, or tenants in common, or tenants by the entirety, may be voted in person or by proxy by any one or more of such persons. If more than one of such tenants shall vote such shares, the votes shall be divided among them in proportion to the number of such persons voting in person or by proxy, or in such other manner as they shall agree,

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         SECTION 11. ORDER OF BUSINESS; STATEMENT OF AFFAIRS

                  (a) The following order of business, unless otherwise ordered at the meeting, shall be observed as far as practicable and consistent with the purpose of the meeting:

                           1.       Call the meeting to order.

                           2.       Presentation of proxies, if any.

                           3. Determination and announcement that a quorum is present.

                           4. Reading and approval of the minutes of the previous meeting.

                           5.       Reports of officers, if any.

                           6. Submission of statement of affairs by the Treasurer (annual meeting only).

                           7. Election of directors, annual meeting or a meeting called for that purpose.

                           8. Miscellaneous business and matters raised from the floor.

                           9.       Adjournment.

         SECTION 12. ACTION BY CONSENT Unless otherwise provided by law, any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if unanimous written consent, setting forth such action, is signed by all the stockholders entitled to vote on the subject matter thereof, and any other stockholders entitled to notice of a meeting of stockholders (but not to vote thereat) have waived in writing any rights which they may have to dissent from such action, and such consent and waiver are filed with the records of the Corporation. Such written consent shall be filed with the minutes of meetings of stockholders.

                        ARTICLE III. BOARD OF DIRECTORS

         SECTION 1. NUMBERS ELECTION AND TERM OF OFFICE

                  (a) The initial number of the Directors of the Corporation shall be set forth in the Articles of Incorporation. Thereafter, subject to any requirements of applicable law specifying the minimum number of Directors of the Corporation, the number or Directors may be increased or decreased from time to time by amendment to these By-Laws, provided that no decrease in number shall shorten the term of any incumbent Director and any increase shall be filled.

                  (b) Except as otherwise provided herein or in the Articles of Incorporation, the members of the Board of Directors, who need not be stockholders of the Corporation, shall be elected by the vote of stockholders holding of record in the aggregate at least a plurality of the

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shares of stock of the Corporation present or by proxy and entitled to vote at the annual meeting of stockholders.

                  (c) Each Director shall hold office until the annual meeting of the stockholders next succeeding his election and until his successor is elected and qualified or until his death, incompetency, resignation or removal,

         SECTION 2. DUTIES, POWERS AND COMMITTEES The business and affairs of the Corporation shall be managed by its Board of Directors, which shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except as herein provided, or except as may be expressly conferred upon or reserved to the stockholders in the Articles of Incorporation or by statute.

         SECTION 3. VACANCIES Any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of directors, may, unless otherwise provided in these By-Laws, be filled by the affirmative vote of a majority of the remaining members of the Board of Directors, although such a majority is less than a quorum. Any vacancy occurring by reason on an increase in the number of directors may, unless otherwise provided by these By-Laws, be filled by action of a majority of the entire Beard of Directors. A director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the next annual meeting of stockholders or until his successor is elected and shall qualify, or until his death, incompetency, resignation or removal. If there are no directors in office, any officer or stockholder may call a special meeting of stockholders in accordance with the provisions of the Articles of Incorporation or these By-laws, at which meeting such vacancies shall be filled.

         SECTION 4. RESIGNATION Any director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board (if any), and the President or Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or the designated officer. The acceptance of such resignation shall not be necessary to make it effective,

         SECTION 5. REMOVAL

                  (a) Unless otherwise provided by statute, any director may be removed with or without cause at any time by the affirmative vote of stockholders holding of record in the aggregate at least a majority of the outstanding shares of stock of the Corporation, given at a special meeting of the stockholders called for that purpose.

                  (b) Unless the charter of the Corporation provides otherwise, the stockholders of any class or series are entitled separately to elect one or more directors, a director elected by a class or series may not be removed without cause except by the affirmative vote of a majority of all the votes of that class or series; and

                  (c) If the corporation has cumulative voting for the election of directors and less than the entire board is to be removed a director may not be removed without cause of the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or if there is more than one class of directors, at an election of the class of directors of which he is a member.

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         SECTION 6. ANNUAL AND REGULAR MEETINGS; NOTICE

                  (a) A regular meeting of the Board of Directors shall be held without other notice than these By-Laws immediately following the annual meeting of the stockholders at the place of such annual meeting of stockholders.

                  (b) The Board of Directors from time to time may provide by resolution for the holding of other regular meetings of the Board of Directors and may fix the time and place thereof.

                  (c) Notice of any regular meeting of the Board of Directors shall not be required to be given; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly to each director who shall not have been present at the meeting at which such action was taken, addressed to him at his residence or usual place of business, unless such notice shall be waived in the manner set forth in Paragraph (c) of Section 7 of this Article III.

         SECTION 7. SPECIAL MEETINGS; NOTICE

                  (a) Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board (if any), the President, or by any two of the Directors, at such time and place as may be specified in the respective notices or waivers of notices thereof.

                  (b) Notices of any special meeting shall be given at least three (3) days prior to the meeting by written notice delivered personally or mailed to each director at his business address, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any Director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

                  (c) Notice of any special meetings shall not be required to be given to any director who shall attend such meeting in person or to any director who shall waive notice of such meeting in writing or by telegram, radio or cable, whether before or after the time of such meeting. Any such meeting shall be a legal meeting without any notice thereof having been given if all the directors shall be present thereat. Notice of any adjourned meeting shall not be required to be given.

         SECTION 8. CHAIRMAN OF THE BOARD The Chairman of the Board (if any), if the Board of Directors so deem advisable and elects, shall be a director of the Corporation, and subject to the direction of the Board of Directors, shall perform such executive, supervisory end management functions as may be assigned to him from time to time. At all meetings of the Board of Directors the Chairman of the Board (if any), or in his absence, the President, or in his absence a chairman chosen by the directors, shall preside.

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         SECTION 9. QUORUM; ADJOURNMENTS

                  (a) At all meetings of the Board of Directors the presence of a majority of the total number of directors then in office shall constitute a quorum for the transaction of business.

                  (b) Except as otherwise provided by statute, herein, or by the Articles of Incorporation, the action of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

                  (c) A majority of the directors present at the time and place of any regular or special meeting, although less then a quorum may adjourn the same from time to time without further notice, until a quorum shall be present.

                  (d) At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

         SECTION 10. ACTION BY CONSENT Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the Board of Directors and such written consent is filed with the minutes of the proceedings of the Board. Such consent shall have the same force and effect as a unanimous vote of the Directors.

         SECTION 11. COMPENSATION By resolution of the Board of Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid stated salary as director, or a fixed sum for attendance at each meeting of the Board of Directors, or both. Any director may waive compensation for any meeting. Any director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving compensation and reimbursement for reasonable expenses for such other services.

         SECTION 12. PRESUMPTION OF ASSENT A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with a person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation within twenty-four (24) hours after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action or who failed to make his dissent known at the meeting.

         SECTION 13. MEETINGS BY TELEPHONE OR SIMILAR COMMUNICATION The Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment in which all directors participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at such meeting.

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                              ARTICLE IV. OFFICERS

         SECTION 1. DESIGNATIONS The officers of the Corporation shall be chosen by the Board of Directors and shall consist of a Chairman of the Board (if the Board of Directors so deems advisable), a President (who shall perform the functions of the Chairman of the Board if none be elected), one or more Vice Presidents (if the Board of Directors so deems advisable), a Secretary, a Treasurer and such number of other officers and assistant officers as the Board of Directors may from time to time deem advisable. Except as is otherwise provided herein or by statute, any officer may, but is not required to be a director of the Corporation. Except as provided herein or by statute, any two
(2) or more offices may be held by the same person, but no person shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Articles of Incorporation or these By-Laws to be executed, acknowledged or verified by two (2) or more officers.

         SECTION 2. ELECTION AND TERM

                  (a) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient.

                  (b) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election and until his successor shall have been elected and qualified or until his earlier death, resignation or removal.

         SECTION 3. RESIGNATION Any officer may resign at any time by giving written notice of such resignation to the Board of Directors or to the President or to the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer and the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 4. REMOVAL

                  (a) Any officer specifically designated in Section 1 of this Article IV may be removed, either with or without cause, and a successor elected, by a majority vote of the Board of Directors, at any regularly convened regular or special meeting when, in their judgment, the best interests of the Corporation will be served thereby; provided, however, that such removal shall be without prejudice to any independent contract rights of the person removed. Election or appointment as an officer of the corporation shall not of itself create any contract rights in the person so appointed.

                  (b) The subordinate officers and agents appointed in accordance with the provisions of Section 13 of this Article IV may be removed, either with or without cause, by a majority vote of the Board of Directors, regularly convened at a regular or special meeting or by any superior officer or agent upon whom such power of removal shall have been conferred by the Board of Directors.

         SECTION 5. VACANCIES

                  (a)      A vacancy in any office specifically designated in
Section 1 of this Article IV, by reason of death, resignation, inability to act, disqualification, removal or any other cause, shall be filled for the unexpired portion of the term by an affirmative majority vote of the Board of Directors at any regularly convened regular or special meeting.

                  (b) In the case of a vacancy occurring in the office of a subordinate officer or agent appointed in accordance with the provisions of
Section 13 of this Article IV, such vacancy shall be filled by a majority vote of the Board of Directors or by any officer or agent upon whom such power shall have been conferred by the Board of Directors.

         SECTION 6. COMPENSATION The salaries or other compensation of all officers of the corporation, if any, shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of fact that he shall also be a director of the Corporation.

         SECTION 7. PRESIDENT

                  (a) The President shall be the principal executive officer of the Corporation and, subject to the direction of the Board of Directors, shall in general supervise and control all of the business, affairs and property of the Corporation and have general supervision over its officers and agents. He shall, if present, preside at all meetings of the stockholders and the Board of Directors if the Chairman of the Board (if any) is not present. In general, he shall perform all duties incident to the office of the President and shall see that all orders and resolutions of the Board of Directors are carried into effect.

                  (b) Unless otherwise prescribed by the Board of Directors, the President shall have full power and authority on behalf of the Corporation to attend, act and vote at any meeting of security holders of other corporations in which the Corporation may hold securities. At such meetings the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation might have possessed and exercised if it had been present. The Board of Directors from time to time may confer like powers upon any other person or persons.

                  (c)      The President shall be a director of the Corporation.

         SECTION 8. VICE-PRESIDENT During the absence or disability of the President, the Vice-President, or if there is more than one, the Vice-President designated by the Board of Directors as Executive Vice-President, shall exercise all the functions of the President and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice-President shall have such powers and discharge such duties as may be assigned to him from time to time by the Board of Directors. The President shall not also be a Vice-President of the Corporation.

         SECTION 9. SECRETARY The Secretary shall:

                  (a) record all the proceedings of the meetings of the stockholders and the Board of Directors in a book to be kept for that purpose;

                  (b) cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by statute;

                  (c) be custodian of the records and of the seal of the Corporation and cause such seal to be affixed to all certificates representing stock of the Corporation prior to their issuance and to all instruments, the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-Laws;

                  (d) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholders;

                  (e) sign with the President or Vice-President certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors;

                  (f) if called upon or required by law to do so, prepare or cause to be prepared and submit at each meeting of the stockholders a certified list in alphabetical order of the names of the stockholders entitled to vote at such meeting, together with the number of shares of the respective classes held by each;

                  (g) see that the books, reports, statements, certificates, stock transfer books, and all other documents and records of the Corporation required by statute are property kept and filed;

                  (h) in general perform all duties incident to the office of the Secretary and such other duties as are given to him by these By-Laws or as may from time to time be assigned to him by the Board of Directors or the President.

         SECTION 10. ASSISTANT SECRETARY Whenever requested by or in the absence of or disability of the Secretary, the Assistant Secretary designated by the Secretary (or in the absence of such designation, the Assistant Secretary designated by the Board of Directors or the President) shall perform all the duties of the Secretary and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary.

         SECTION 11. TREASURER The Treasurer shall:

                  (a) have charge and supervision over and be responsible for the funds, securities, receipts and disbursements of the Corporation;

                  (b) receive and give receipts for monies due and payable to the Corporation from another source whatsoever;

                  (c) cause the monies and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or other depositories as the Board of Directors may select, or as may be selected by any officer or officers or agent or agents authorized to do so by the Board of Directors, in accordance with the provisions of these By-Laws;

                  (d) cause the funds of the Corporation to be disbursed by checks or drafts, with such signatures as may be authorized by the Board of Directors, upon the authorized depositories of the Corporation, and cause to be taken and preserved proper vouchers for all monies disbursed;

                  (e) render to the President or the Board of Directors whenever requested a statement of the financial condition of the Corporation and all its transactions as Treasurer, and render a full financial report at the annual meeting of the stockholders if called upon to do so;

                  (f) keep the books of account of all the business and transactions of the Corporation;

                  (g) be empowered to require from all officers or agents of the Corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation; and

                  (h) in general, perform all the duties incident to the office of Treasurer and such other duties as are given to him by these By-Laws or as from time to time may he assigned to him by the Board of Directors or the President.

         SECTION 12. ASSISTANT TREASURERS Whenever requested by or in the absence or disability of the Treasurer the Assistant Treasurer designated by the Treasurer (or in the absence of such designation, the Assistant Treasurer designated by the Board of Directors or the President) shall perform all the duties of the Treasurer and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

         SECTION 13. SUBORDINATE OFFICERS AND AGENTS The Board of Directors may from time to time appoint such other officers and agents as it may deem necessary or advisable, to hold office for such period, have such authority and perform such duties as the Board of Directors may determine. The Board of Directors may delegate to any officer or agent the power to appoint such subordinate officers or agents and to prescribe their respective term of office, authorities and duties.

         SECTION 14. SURETIES AND BONDS In case the Board of Directors shall so require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sum and with such surety or sureties as the Board of Directors may direct, conditioned upon faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

                 ARTICLE V. CONTRACTS, LOANS, CHECKS & DEPOSITS

         SECTION 1. CONTRACTS The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute or deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to certain instances.

         SECTION 2. LOANS No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

         SECTION 3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         SECTION 4. DEPOSITS All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select, in interest bearing accounts if so desired by the Board of Directors.

    ARTICLE VI. INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

         SECTION 1. INDEMNIFICATION Each Director, officer and employee or agent, past or present of the Corporation, and person who serves or may have served at the request of the Corporation as a Director, officer or employee of another Corporation or as a general partner, program manager, or in a similar capacity at the request of the Corporation., or any of its subsidiary companies, and their respective heirs, administrators and executors shall be indemnified by the Corporation in accordance with, and to the fullest extent provided by, the provisions of the law of the State of Maryland as it may from time to time be amended, as provided hereinafter.

         SECTION 2. ACTIONS, SUITS OR PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, as a general partner or in a similar capacity, or by reason of any action alleged to have been taken or omitted in such capacity, against cost, charges, expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

         SECTION 3. ACTION OR SUITS BY OR IN THE RIGHT OF THE CORPORATION The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or had agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorney's fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation except that no indemnification shall be in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such costs, charges and expenses which the court shall deem proper.

         SECTION 4. INDEMNIFICATION FOR COSTS, CHARGES AND EXPENSES OF SUCCESSFUL PARTY Notwithstanding the other provisions of this Article IV, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 2 and 3 of this Article VI, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorney's fees) actually and reasonably incurred by him or on his behalf in connection therewith.

         SECTION 5. DETERMINATION OF RIGHT TO INDEMNIFICATION Any indemnification under Sections 1 and 2 of this Article VI (unless order by a court) shall be paid by the Corporation unless a determination is made (1) by the Board of Directors by a majority vote of quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders, that indemnification of the director, officer, employee or agent is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Section 1 and 2 of this Article VI.

         SECTION 6. ADVANCE OF COSTS, CHARGES AND EXPENSES Costs, charges and expenses (including attorneys fees) incurred by a person referred to in Section 1 and 2 of this Article VI in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a director or officer in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article
VI. Such costs, charges and expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and upon approval of such director, officer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

         SECTION 7. PROCEDURE FOR INDEMNIFICATION Any indemnification under
Section 1, 2, or 3, or advance costs, charges and expenses under Section 5 of this Article VI, shall be made promptly, and in any event within sixty (60) days, upon the written request of the director, officer, employee or agent. The right to indemnification or advances as granted by this Article VI shall be enforceable by the director, officer, employee or agent in such court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within sixty (60) days. Such persons' costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 5 of this Article VI where the required undertaking, if any, has been received by Corporation) that the claimant has not met the standard of conduct set forth in Section 1 or 2 of this Article VI, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article VI, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         SECTION 8. OTHER RIGHTS; CONTINUATION OF RIGHT TO INDEMNIFICATION The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article VI shall be deemed to be a contract between the Corporation and each director, officer, employee or agent of the Corporation who serves or served in such capacity at any time while this Article VI is in effect. Any repeal or modification of this Article VI or any repeal or modification of relevant provisions of the law of the State of Maryland or any other applicable laws shall not in any way diminish any rights to indemnification of such director, officer, employee or agent or the obligations of the Corporation arising hereunder.

         SECTION 9. SAVINGS CLAUSE If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent of the Corporation as to costs, charges and expenses (including attorney's fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the full extent permitted by applicable law.

         ARTICLE VII. AFFILIATED TRANSACTIONS AND INTERESTED DIRECTORS

         SECTION 1. GENERAL RULE No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporations and any other corporation, partnership, association, or other organization in which one or more of its directors of officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if;

                  (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors be less than a quorum; or

                  (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or

                  (c) The contract or transaction is fair to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.

         SECTION 2. QUORUM FOR AUTHORIZATION Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction.

                          ARTICLE VIII. SHARES OF STOCK

         SECTION 1. POWER TO ISSUE STOCK AND CONVERTIBLE SECURITIES The Board of Directors of the Corporation may issue from time to time stock of any class authorized by its charter, and securities convertible into stock of any class authorized by its charter.

         SECTION 2. PREEMPTIVE RIGHTS Unless this charter provides otherwise, a stockholder does not have any preemptive rights with respect to:

                  (a) Stock issued to obtain any of the capital required to initiate the corporate enterprise.

                  (b) Stock issued for at least its fair value in exchange for consideration other than money.

                  (c) Stock remaining unsubscribed for after being offered to stockholders.

                  (d)      Treasury stock sold for at least its fair value.

                  (e)      Stock issued or issuable under articles of merger.

                  (f) Stock which is not presently entitled to be voted in the election of directors issued for at least its fair value.

                  (g) Stock, including treasury stock, issued to an officer or other employee of the Corporation or its subsidiary on terms and conditions approved by the stockholders by the affirmative vote of two thirds of all the votes entitled to be cast on the matter.

                  (h) Any other issuance or shares if the applicability of preemptive rights is impracticable.

         SECTION 3. FORMS, SIGNATURES, STATEMENTS

                  (a) Every holder of stock in the Corporation shall be entitled to have a certificate, signed by the President or Vice President, and countersigned by the Secretary, exhibiting the name of the Corporation, the name of the stockholder or name of whom it is issued, and the number and class (and series, if any) of shares owned by him, and bearing the seal of the Corporation. Such signatures and seal may be facsimile unless prohibited by statute. In case any officer has signed, or whose facsimile signature was placed on a certificate issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer at the date of its issue, if such issuance is otherwise authorized by the Corporation.

                  (b) Every certificate representing stock issued by the Corporation, if it is authorized to issue stock of more than one class, shall set forth upon the face or back of the certificate, a full statement or summary of the designation, preferences, limitations and relative rights of the share of each class authorized to be issued and, if the Corporation is authorized to issue any preferred or special class in series, the variations in relative rights and preferences between the shares determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. A summary of such information including a registration statement permitted to become effective under the Federal Securities Action of 1933, as now or hereafter amended, shall be an acceptable summary for purposes of this section. In lieu of such full statement or summary, there may be set forth upon the face or back of each certificate a statement that the Corporation will furnish to the stockholder, upon request and without charge, a full statement of such information.

                  (c) Every certificate representing shares which are restricted or limited as to transferability by the Corporation shall either (i) set forth on the face or back of the certificate a full statement of such restrictions or limitations, or (ii) state that the Corporation will furnish such a statement upon request and without charge to any holder of such shares.

         SECTION 4. REGISTRATION OF TRANSFER Upon surrender to the Corporation, or any transfer agent of the Corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation or its transfer agent to issue a new certificate to the person entitled thereto, to cancel the old certificate, and to record the transaction upon its book

         SECTION 5. REGISTERED STOCKHOLDERS

                  (a) Except as otherwise provided by law, the Corporation shall he entitled (i) to recognize the exclusive right of a person who is registered on its books as the owner of shares of its capital stock to receive dividends or other distributions, to receive any notices required by the Articles of Incorporation, these By-Laws or by statute to be given and to vote as such owner, and (ii) to hold liable for calls and assessments a person who is registered on its books as the owner of shares of its capital stock. The Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, unless the Corporation shall have been advised of such interest in writing and shall have consented thereto in writing.

                  (b) If a stockholder desires that notices and/or dividends shall be sent to a name or address other than the name or address appearing on the stock ledger maintained by the Corporation (or by the transfer agent or registrar, if any), such stockholder shall have the duty to notify the Corporation for the transfer agent or registrar, if any) in writing, of such desire. Such written notice shall specify the alternative name or address to be used.

         SECTION 6. LOST, STOLEN OR DESTROYED CERTIFICATES The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation which is claimed to have been lost, stolen or destroyed, upon the making of a affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issuance of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum, or other security in such form, as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate claimed it have been lost, stolen or destroyed.

                              ARTICLE IX. NOTICES

         SECTION 1. FORM DELIVERY Except as otherwise provided by statute, whenever, under the provisions of law, the Articles of Incorporation, or the By-Laws, , notice is required to be given to any director or stockholder, it shall not be construed to exclusively mean personal notice unless otherwise specifically provided, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his postoffice address as it appears on the records of the Corporation, with postage thereon paid. Such notice shall be deemed to be given at the time they are deposited in the United States mail. Notice to a director may also be given personally or by telegram sent to his address as it appears on the records of the Corporation.

         SECTION 2. WAIVER Whenever any notice is required to be given under the provisions of law, the Article of Incorporation or these By-Laws, a written waiver thereof, signed by the person or persons entitled to said notice and filed with the records of the meeting or the minutes of the Corporation, whether before or after the time stated therein, shall be deemed to be equivalent to such notice. In addition, any stockholder who attends a meeting of stockholders in person, or is represented at such meeting by proxy, without protesting at the commencement of the meeting the lack of notice thereof to him, or any director who attends a meeting of the Board of Directors without protesting such lack of notice at the commencement of the meeting, shall be conclusively deemed to have waived notice of such meeting.

                          ARTICLE X. GENERAL PROVISIONS

         SECTION 1. DIVIDENDS Except as otherwise provided by statute or the Articles of Incorporation, dividends upon the capital stock of the Corporation may be declared and paid in cash, property or shares of its own capital stock, as often in such amounts and at such time or times as the Board of Directors may determine.

         SECTION 2. RESERVES The Board of Directors shall have full power, subject to statute and the Articles of Incorporation, to determine whether any, and if so, what part, of the funds legally available for the payment of dividends shall be declared as dividends and paid to the stockholders of the Corporation. The Board of Directors, in its sole discretion, may fix a sum which may be set aside or reserved over and above the paid-in capital of the Corporation for working capital or as a reserve for any proper purpose, and may, from time to time, increase, diminish, or vary such fund or funds.

         SECTION 3. FISCAL YEAR The fiscal year of the Corporation shall be determined at a later date by the Accountant or the Treasurer of the Corporation, who shall make such determination by filing a timely federal income tax return on behalf of the Corporation.

         SECTION 4. EXECUTION OF INSTRUMENTS All checks, drafts, bills of exchange, acceptances, bonds, endorsements, notes or other obligations or evidences of indebtedness of the Corporation and all deeds, mortgages, indentures, bills of sale, conveyances, endorsements, assignments, transfers, stock powers or other instruments of transfer, contracts, agreements, dividends or other orders, powers of attorney, proxies, waivers, consents, returns, reports, certificates, demands, notices of documents, and other instruments or rights of any nature may be signed, execute, verified, acknowledged and delivered by such person (whether or not officers, agents or employees of the Corporation) and in such manner as from time to time may be determined by the Board of Directors.

         SECTION 5. CORPORATE SEAL The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Maryland".

                             ARTICLE XI. AMENDMENTS

         The Board of Directors shall have the power to make, alter and repeal these By-Laws, and to adopt new By-Laws, by an affirmative vote of the majority of the entire Board of Directors, provided that notice of the proposal to make, alter, or repeal these By-Laws, or to adopt new By-Laws, was included in the notice of the meeting of the Board of Directors at which such action takes place, or a waiver of such notice is granted by a majority of the Board of Directors. The By-Laws may also be amended by a majority of the stockholders at a special meeting called for that purpose.

                             SECRETARY S CERTIFICATE

         I, [Name Illegible], Secretary of MCG PCS Licensee Corporation, Inc., do hereby certify this 30th day of [Date Illegible], 2000 that the foregoing By-Laws were adopted by the Board of Directors effective as of ___________________, 19____.

                                       [Signature Illegible]
                                       ---------------------
                                            Secretary

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